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                          SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C.  20549

                          -----------------------------------


                                      FORM 8-K
                                  Current Report



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: December 10, 1996





                        MERCANTILE CREDIT CARD MASTER TRUSTS
               (Exact name of registrant as specified in its charter)



        New York                     33-89380-01              37-0152681
----------------------------  ------------------------  -------------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
  of incorporation)                                    Identification Number)


Mercantile Bank of Illinois
              National Association
               140 West Hawthorne
               Hartford, Illinois                                62048
--------------------------------------------------------------- --------
 (Address of principal executive offices)                      (Zip Code)


                       Registrant's telephone number, including area code:

                                      (618) 251-2035


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ITEM 5.    OTHER EVENTS.
           -------------

           The November 1996 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on December 11, 1996.

ITEM 7.    EXHIBITS.
           ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of November 1996.


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                                       SIGNATURE
                                       ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                Mercantile Bank of Illinois
                                                National Association, Servicer


                                          By:    /s/ Daniel J. Trueman
                                                 ---------------------
                                          Name:  Daniel J. Trueman
                                          Title: Vice President



Date: December 17, 1996

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                             INDEX TO EXHIBITS
                             -----------------

Exhibit
Number                              Exhibits
-------                             --------
    1                               Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of  November, 1996.